                                                                EXHIBIT 99

Rowan Companies, Inc.
Investor Presentation

Forward Looking Statements
This report contains forward looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following:
oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company’s filings with the U. S.
Securities and Exchange Commission.

Corporate Overview
Rowan Companies, Inc. is a major provider of international and domestic offshore contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries.
•

NYSE: RDC
•

Market Cap: $4.4 billion
•

Headquarters: Houston, Texas
•

Number of employees: ~5,000

Competitive Advantages
•

International expansion
–

Rowan now generates over 50% of daily drilling revenue from foreign operations
•

Synergistic manufacturing business
–

Help maintain long-term differentiation as high capability driller and expand fleet with reduced risk
–

New rig designs to exploit niche markets and weather industry downturns
•

State-of-the-art equipment
–

The highest specification jack-up fleet worldwide
•

Operational excellence
–

Experienced leadership team & highly-skilled operating crew
•

Loyal customer base
–

Rated #1 overall in Total Customer Satisfaction*
*According to the 2006 Energy Point Research Drilling and Wellsite Contractors survey

2005
 2007 Est.
  2006
Offshore 63%
Revenue Breakdown
Offshore 60%
Offshore 57%
Manufacturing
         27%
Land 10%
     Manufacturing
29%
Land 11%
     Manufacturing
32%
Land 11%

Rowan begins jack-up rig
drilling & enhancements to
its fleet
Rowan buys first
diesel electric rig
Rowan Drilling
Company founded by
brothers Charlie & Arch
Rowan
Rowan completes
initial public offering
on the American Stock
Exchange
LTI delivers
Rowan’s first Super
Gorilla class
jack-up rig
Rowan acquires synergistic
manufacturing subsidiary,
LeTourneau Technologies (LTI)
1984
Rowan & LeTourneau invent
the first cantilever jack-up
drilling rig, the Rowan Fort
Worth
Rowan’s first crew
sent to drill in
Alaska
Rowan brings in Simmons
No. 1, starting an oil boom
in Wortham, TX
2004
LTI delivers
Rowan’s first
Tarzan Class rig
1998
1994
1978
1976
1970
1967
1957
1954
Rowan undertakes
first
platform-mounted
drilling job in deep
water
1935
1924
1923
Rowan Corporate Timeline
Rowan listed on the New
York Stock Exchange
LeTourneau delivers
the first harsh
environment jack-up,
the Rowan Gorilla
2006
2007
Rowan moves 4
jack-ups to the
Middle East
Rowan announces
construction of 6
new jack-ups

Average Land Day Rates
Average Jack-Up Day Rates

(Worldwide)
Rowan Rig Fleet
•

3Q 2007 average day rate: $ 23,300
•

3Q land rig utilization was 96%
•

29 Land rigs currently operating in Texas, Louisiana,
        Oklahoma and Alaska
•

19 of the 29 rigs are on term contracts
•

Average Well Depth: 16,615’
Land
Offshore
•

3Q 2007 average day rate: $158,200 with offshore rig utilization of 99%
•

2007: Own 8 of 39 high spec rigs( 2 million Lb. hook load) in the world

2011: Will own 17 of 48 high spec rigs in the world
•

21 jack-up rigs working in the GOM, the Middle East, North Sea and Trinidad
–

17 premium cantilever jack-up rigs featuring 3 harsh environment
      Gorilla class rigs, 4 enhanced Super Gorilla class rigs and 3
      Tarzan class rigs
–

4 conventional jack-up rigs, including 3 rigs with skid base capability
•

Have capability of drilling to depths of up to 35,000 feet in water up to
        550 feet deep

2nd Quarter 2007
(Net Book Value per area)
4th Quarter 2006
The Middle East and the U.S. Gulf of Mexico are the
two dominant jack-up markets that utilize 50% of the
world fleet
Eastern Canada
13%
Middle East
 5%
North Sea
29%
U.S. Gulf of Mexico
33%
Middle East
26%
U.S. Gulf of Mexico
51%
North Sea
39%
Trinidad
2%
Trinidad
2%
 Rowan’s Worldwide Offshore Fleet

9
Average Age of Jack-up Fleet - by
Company

Contracted (368)
Not Contracted (42)
Worldwide Utilization: 90%
 Forecasted Supply Deficit: 35 - 46 jack-ups
Mediterranean: 100%
C & S America: 88%
US GOM: 63%
Mexico: 100%
West Africa: 100%
North Sea: 100%
Middle East: 94%
SE Asia: 100%
19
52
31
2
36
25
87
6
41
15
30
Indian Ocean: 100%
33
Australia: 100%
3
Includes data supplied by ODS-Petrodata, Inc; Copyright 2007
Eastern Canada
410 Total jack-ups
Current Worldwide Jack-up Supply / Demand
12-14  rig deficit
 1 rig deficit
3-4 rig deficit
2 rig deficit
2-4 rig deficit
4-7 rig deficit
7-9 rig deficit
2-3 rig deficit
2 rig deficit

9
34
29
8
•

 Approximately 90% of the current fleet is 20 years & older, 45% is 30 years old - attrition will continue
Worldwide Jack-up Newbuilds

Why Build Additional Jack-Ups?
•

Meet customer demand while increasing
   shareholder value
•

Opportunity to expand our presence in the
   Middle East and North Sea and enter
   additional international markets
•

Niche market jack-ups demand higher
   dayrates and higher utilization on a global
   basis
•

Investing for long-term growth

Middle East:
42 jack-ups
Middle East:
42 jack-ups
Migration INTO the region
Migration OUT of the region
Projected Demand 2007 - 2011: 77- 81 rigs
Global Migration of Jack-Ups in Next 4 Years
Eastern Canada:
1 jack-up
US GOM
Mexico:
        10-14 jack-ups
Trinidad:
1 jack-ups
Brazil:
    2 jack-ups
Argentina:
1 jack-up
North Sea:
2 jack-ups
Med / Black Sea :
 2 jack-ups
West Africa:
 12 jack-ups
Indian Ocean:
3 Rigs
SE Asia:
  Newbuild exit region
Australia:
2 jack-ups
ODS Petrodata
Sources: ODS-Petrodata, and Pareto Securities

•

 Diversify operations globally
•

 Grow drilling and manufacturing operations
•

 Reduce operating costs
•

 Deliver long-term shareholder value
Rowan’s Strategic Plan:

Land Drilling
Manufacturing
•

 Grow land drilling fleet
•

 Become the leading high spec land driller
•

 Support offshore drilling division
•

 Continue build out of  LeTourneau
•

 Support expansion of offshore and land drilling
•

 Become clear #2 in oilfield drilling equipment
  market
Offshore Drilling
•

 Aggressive jack-up fleet growth
•

 Become the leading high spec driller
•

 Double fleet in 10 years
•

 Assess strategic opportunities in
  deep-water market
•

 Rig or company acquisition
Strategic Plan

Drilling
•

Strong global drilling market
•

Excellent operational reputation
•

Well-positioned in high specification offshore market
–

Specialized expertise & equipment
•

Own 8 of 38 high spec jack-ups out of total jack-up fleet
   of ~407
•

2 million pound+ hook load
–

Provide high ROI
–

Command higher day rates because can
    work in harsh environments
–

 Opportunity to grow jack-up fleet further

International Focus
•

Strong relationships with jack-up operators world-wide
–

28 operators employ 70% of global jack-up fleet
•

Not dependent on Gulf of Mexico
–

Deep gas could revive U.S. GOM Shelf in 2008, 2009
–

Additional high-spec jack-ups could re-enter GOM if Deep Gas proves successful
•

Strength in the Middle East
–

Only company to mobilize 6 rigs without penalty, driven by operational excellence.
•

Continued diversification of jack-up fleet to international markets (i.e. Middle
      East, Mediterranean, North Sea, South America, West Africa)
•

Strong demand in the Middle East will continue to drive the global jack-up market
•

Demand in the North Sea will continue to attract high spec jack-ups

 Rowan’s Offshore Fleet 2011 - 30 Total Jack-ups
Gorilla Class
3 Rigs

10%
300-350’ 116-C
7 Rigs

23%
350’ Slot
2 Rigs
7%
250’- 300’Slot
2 Rigs

7%
TARZAN Class
4 Rigs
13%
Super Gorilla Class
4 Rigs
13%
240-C 4
Rigs

13%
375’116-C 4
Rigs
13%

2005: 20 jack-ups
2007: 21 jack-ups
2011: 30 jack-ups
Total Fleet
Rowan’s Worldwide Drilling Operations
West Africa
2011 - 2-3 jack-ups
Middle East
2007 - 8 Jack-ups
2011 - 15-17 jack-ups
Mediterranean
2011 - 3 jack-ups
North Sea
2005 - 2 Jack-ups
2007 - 3 Jack-ups
2011 - 4-5 jack-ups
Eastern Canada
2005 - 1
jack-up
U.S. Gulf of Mexico
2005- 17 Jack-ups
2007- 9 Jack-ups
2011- 3-4 Jack-ups
Mexico
2011 - 2 jack-ups
Trinidad
2007 - 1 Jack-up
2011 - 2 Jack-ups

Mining Products
Drilling Systems
Power Systems
Forestry Products
Steel Products
Offshore Products
LeTourneau Technologies, Inc.
Land Products

LTI Products
•

Top Drives  (World’s First A/C Direct Drive Top Drive)
–

Direct Drive
–

L-ddtd-250 - L-ddtd-1000
•

Drawworks
–

Conventional Chain Driven
–

Ldw550k - Ldw4500
•

Mud Pumps (First to use single balanced crankshaft)
–

W446- W-3000 (largest mud pump in the world)
•

AC Drives (Beginning at 400 horsepower)
•

SCR Drives
•

Controls
•

Motors (Patented Bull Shaft Accommodates1150hp and 1500hp Models)
–

400 HP - 2200HP
•

Rotary Tables
•

Swivels
•

Traveling Equipment

Business Unit Synergy
OFFSHORE DRILLING

> Manufacturing division increases fleet capability for high spec,

   high dayrate markets, and lowers rig life cycle costs
LAND DRILLING

> Manufacturing division cost effectively grows high spec fleet
MANUFACTURING

> Offshore and land divisions accelerate manufacturing growth and
> > Land drilling division provides crews
  Prototypes, accelerates growth
Newbuild speed, flexibility and cost benefit
Offshore Drilling
Manufacturing
Land Drilling
enterprise value creation

Forestry & Mining
Mining Distribution
Forestry Distribution
Drilling Products Distribution
LeTourneau Technologies, Inc. - Worldwide Operations

Consolidated Revenue
(In Millions)
Financial Performance
Consolidated EBITDA
(In Millions)

1.1%
1.0%
1.1%
0.8%
0.7%
0.6%
0.3%
0.9%
0.6%
One of the Highest Dividend Yields in the OSX
10/31/07
Note: Does not include special dividends

State-of-the-art
Equipment
Experienced and loyal
workforce
International
Expansion &
Diversification
Loyal Customer Base
Synergistic
Manufacturing
Business
Strong Financial
Performance &
Balance Sheet
Operational Excellence
Attractive Valuation
Investment Highlights

Rowan Companies, Inc.
Investor Presentation

Forward Looking Statements
This report contains forward looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following:
oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company’s filings with the U. S.
Securities and Exchange Commission.

Why Build Additional Jack-Ups?
•

Meet customer demand while increasing
   shareholder value
•

Opportunity to expand our presence in the
   Middle East and North Sea and enter
   additional international markets
•

Niche market jack-ups demand higher
   dayrates and higher utilization on a global
   basis
•

Investing for long-term growth

High Spec Jack-Ups Will Be Required To Meet
The Operational Challenges Of The Future

High Spec Jack-Ups Will Be Required To Meet
The Operational Challenges Of The Future

LTI Products
•

Top Drives  (World’s First A/C Direct Drive Top Drive)
–

Direct Drive
–

L-ddtd-250 - L-ddtd-1000
•

Drawworks
–

Conventional Chain Driven
–

Ldw550k - Ldw4500
•

Mud Pumps (First to use single balanced crankshaft
–

W446- W-3000 (largest mud pump in the world)
•

AC Drives (Beginning at 400 horsepower)
•

SCR Drives
•

Controls
•

Motors (Patented Bull Shaft Accommodates1150hp and 1500hp Models)
–

400 HP - 2200HP
•

Rotary Tables
•

Swivels
•

Traveling Equipment

2005: 20 jack-ups
2007: 21 jack-ups
2011: 30 jack-ups
Total Fleet
Rowan’s Worldwide Drilling Operations
West Africa
2011 - 2-3 jack-ups
Middle East
2007 - 8 Jack-ups
2011 - 15-17 jack-ups
Mediterranean
2011 - 3 jack-ups
North Sea
2005 - 2 Jack-ups
2007 - 3 Jack-ups
2011 - 4-5 jack-ups
Eastern Canada
2005 - 1 jack-up
U.S. Gulf of Mexico
2005- 17 Jack-ups
2007- 9 Jack-ups
2011- 3-4 Jack-ups
Mexico
2011 - 2 jack-ups
Trinidad
2007 - 1 Jack-up
2011 - 2 Jack-ups

$
$138,125
$98,872
$76,430
$75,259
Average Utilizations and Dayrates
Average Dayrate - Current
Average Dayrate - 2004-2007*
U.S. Gulf of Mexico
$
$152,500
$131,893
$109,781
$84,644
Middle East
$
$17
$220,000

8,879
$170,302
$110,218
North Sea
% Utilization
* Middle East statistics are for 2006-2007

State-of-the-art
Equipment
Experienced and loyal
workforce
International
Expansion &
Diversification
Loyal Customer Base
Synergistic
Manufacturing
Business
Strong Financial
Performance &
Balance Sheet
Operational Excellence
Attractive Valuation
Investment Highlights